Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

March 31, 2010

1	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

2	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

Table of Contents

Section

Portfolio Data:
Geographic Diversification	4
Property Summary — Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of March 31, 2010	8
Leasing Activity	9

Financial Data:
Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

3	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

Geographic Diversification

As of March 31, 2010
State	# of Centers	GLA	% of GLA
South Carolina	4	1,387,784	15%
Georgia	3	850,130	9%
New York	1	729,475	8%
Pennsylvania	2	628,124	7%
Texas	2	619,729	7%
Delaware	1	568,868	6%
Alabama	1	557,235	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,056,582	100%

(1) Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

4	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

  Property Summary — Occupancy at End of Each Period Shown

  Wholly-owned properties

Location	Total GLA 3/31/10	% Occupied 3/31/10	% Occupied 12/31/09	% Occupied 9/30/09	% Occupied 6/30/09	% Occupied 3/31/09
Riverhead, NY	729,475	99%	99%	99%	98%	97%
Rehoboth, DE	568,868	99%	99%	99%	99%	97%
Foley, AL	557,235	92%	91%	91%	91%	91%
San Marcos, TX	441,929	97%	100%	100%	99%	97%
Myrtle Beach Hwy 501, SC	426,417	88%	90%	90%	88%	86%
Sevierville, TN	419,038	99%	100%	100%	100%	98%
Myrtle Beach Hwy 17, SC	402,466	99%	100%	100%	99%	97%
Washington, PA	372,972	94%	88%	88%	86%	82%
Commerce II, GA	370,512	96%	97%	96%	95%	93%
Charleston, SC	352,315	92%	98%	96%	95%	91%
Howell, MI	324,631	94%	95%	95%	94%	94%
Branson, MO	302,992	97%	100%	100%	100%	98%
Park City, UT	298,379	100%	100%	100%	99%	99%
Locust Grove, GA	293,868	97%	100%	100%	97%	95%
Westbrook, CT	291,051	97%	95%	97%	91%	94%
Gonzales, LA	282,403	98%	100%	99%	100%	99%
Williamsburg, IA	277,230	91%	95%	94%	96%	91%
Lincoln City, OR	270,280	98%	99%	100%	99%	94%
Lancaster, PA	255,152	97%	100%	99%	97%	97%
Tuscola, IL	250,439	82%	82%	81%	79%	78%
Tilton, NH	245,698	100%	100%	99%	97%	96%
Hilton Head, SC	206,586	100%	89%	90%	85%	85%
Fort Myers, FL	198,950	90%	92%	89%	92%	95%
Commerce I, GA	185,750	44%	61%	58%	63%	58%
Terrell, TX	177,800	93%	98%	94%	94%	94%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,120	98%	96%	96%	96%	96%
Blowing Rock, NC	104,235	100%	100%	100%	100%	100%
Nags Head, NC	82,178	94%	97%	97%	97%	97%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	9,056,582	95%	96% (1)	96% (1)	95% (1)	94% (1)

  Unconsolidated joint ventures

Deer Park, NY (2)	683,033	81%	81%	80%	80%	78%
Wisconsin Dells, WI	265,061	97%	97%	98%	98%	97%

  (1) Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

  (2) Includes a 29,253 square foot warehouse adjacent to the shopping center.

5	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

    Portfolio Occupancy at the End of Each Period (1)

    (1) Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

    (2) Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods. On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

    (3) Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

6	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

      Major Tenants (1)

Ten Largest Tenants As of March 31, 2010
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	72	761,530	8.4%
Phillips-Van Heusen	87	418,898	4.6%
Dress Barn, Inc.	57	344,120	3.8%
Nike	26	310,437	3.4%
VF Outlet, Inc.	31	300,457	3.3%
Adidas	33	281,374	3.1%
Liz Claiborne	33	270,439	3.0%
Carter's	48	233,513	2.6%
Polo Ralph Lauren	23	197,669	2.2%
Jones Retail Corporation	67	186,325	2.1%
Total of All Listed Above	477	3,304,762	36.5%

      (1) Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

7	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

        Lease Expirations as of March 31, 2010

        Percentage of Total Gross Leasable Area (1)

        Percentage of Total Annualized Base Rent (1)

        (1) Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

8	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

          Leasing Activity (1)

	03/31/10	06/30/10	09/30/10	12/31/10	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60				60	48
Gross leasable area	227,468				227,468	179,661
New initial base rent per square foot	$21.25				$21.25	$25.04
Prior expiring base rent per square foot	$19.07				$19.07	$18.95
Percent increase	11.4%				11.4%	32.1%

New straight line base rent per square foot	$22.92				$22.92	$26.38
Prior straight line base rent per square foot	$18.71				$18.71	$18.51
Percent increase	22.5%				22.5%	42.5%

Renewed Space:
Number of leases	150				150	162
Gross leasable area	646,422				646,422	806,051
New initial base rent per square foot	$19.80				$19.80	$18.05
Prior expiring base rent per square foot	$18.86				$18.86	$16.20
Percent increase	4.9%				4.9%	11.4%

New straight line base rent per square foot	$20.37				$20.37	$18.42
Prior straight line base rent per square foot	$18.72				$18.72	$16.08
Percent increase	8.8%				8.8%	14.5%

Total Re-tenanted and Renewed Space:
Number of leases	210				210	210
Gross leasable area	873,890				873,890	985,712
New initial base rent per square foot	$20.17				$20.17	$19.32
Prior expiring base rent per square foot	$18.92				$18.92	$16.70
Percent increase	6.6%				6.6%	15.7%

New straight line base rent per square foot	$21.04				$21.04	$19.87
Prior straight line base rent per square foot	$18.72				$18.72	$16.52
Percent increase	12.4%				12.4%	20.3%

          (1) Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

9	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Consolidated Balance Sheets (dollars in thousands)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Assets
Rental property
Land	$142,822	$143,933	$135,605	$135,708	$135,710
Buildings	1,360,010	1,352,568	1,349,310	1,343,854	1,348,211
Construction in progress	19,557	11,369	---	---	4,805
Total rental property	1,522,389	1,507,870	1,484,915	1,479,562	1,488,726
Accumulated depreciation	(432,276)	(412,530)	(396,508)	(379,412)	(374,541)
Total rental property — net	1,090,113	1,095,340	1,088,407	1,100,150	1,114,185
Cash & cash equivalents	3,197	3,267	4,401	5,150	3,101
Investments in unconsolidated joint ventures	8,151	9,054	9,569	9,808	9,773
Deferred charges — net	35,555	38,867	41,572	43,746	48,294
Other assets	31,889	32,333	32,646	31,771	34,010
Total assets	$1,168,905	$1,178,861	$1,176,595	$1,190,625	$1,209,363
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$256,412	$256,352	$256,293	$256,235	$391,133
Unsecured term loan	235,000	235,000	235,000	235,000	235,000
Mortgages payable, net of discount	---	35,559	35,246	34,938	34,634
Unsecured lines of credit	93,400	57,700	54,000	188,250	188,400
Total debt	584,812	584,611	580,539	714,423	849,167
Construction trade payables	22,381	14,194	7,957	6,327	9,070
Accounts payable & accruals	28,544	31,916	34,235	25,103	27,777
Other liabilities	25,657	27,077	28,864	32,152	33,868
Total liabilities	661,394	657,798	651,595	778,005	919,882
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	405	403	403	368	319
Paid in capital	597,968	596,074	595,240	482,532	372,762
Distributions in excess of net income	(217,076)	(202,997)	(197,725)	(186,202)	(184,349)
Accum. other comprehensive loss	(5,169)	(5,809)	(6,824)	(6,879)	(8,533)
Total Tanger Factory Outlet Centers, Inc. equity	451,128	462,671	466,094	364,819	255,199
Noncontrolling interest	56,383	58,392	58,906	47,801	34,282
Total equity	507,511	521,063	525,000	412,620	289,481
Total liabilities and equity	$1,168,905	$1,178,861	$1,176,595	$1,190,625	$1,209,363

10	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	03/10	12/09	09/09	06/09	03/09	03/10	03/09
Revenues
Base rentals	$43,648	$44,405	$44,160	$43,425	$42,927	$43,648	$42,927
Percentage rentals	1,305	3,111	1,442	940	1,308	1,305	1,308
Expense reimbursements	19,536	22,027	19,069	18,374	19,219	19,536	19,219
Other income	1,730	2,000	5,646	1,928	1,704	1,730	1,704
Total revenues	66,219	71,543	70,317	64,667	65,158	66,219	65,158
Expenses
Property operating	22,472	23,982	21,353	20,794	21,748	22,472	21,748
General & administrative	5,466	5,066	5,467	5,820	5,935	5,466	5,935
Executive severance	---	---	10,296	---	---	---	---
Depreciation & amortization	26,527	20,239	20,213	19,652	20,397	26,527	20,397
Impairment charge	735	---	---	5,200	---	735	---
Abandoned due diligence costs	---	797	---	---	---	---	---
Total expenses	55,200	50,084	57,329	51,466	48,080	55,200	48,080
Operating income	11,019	21,459	12,988	13,201	17,078	11,019	17,078
Interest expense	(7,948)	(8,217)	(8,692)	(9,564)	(11,210)	(7,948)	(11,210)
Gain on early extinguishment of debt	---	---	---	10,467	---	---	---
Gain on fair value measurement of previously held interest in acquired joint venture	---	---	---	---	31,497	---	31,497
Income before equity in earnings (losses) of unconsolidated joint ventures	3,071	13,242	4,296	14,104	37,365	3,071	37,365
Equity in earnings (losses) of unconsolidated joint ventures	(68)	(166)	68	(517)	(897)	(68)	(897)
Net income	3,003	13,076	4,364	13,587	36,468	3,003	36,468
Noncontrolling interest	(210)	(1,538)	(407)	(1,833)	(5,698)	(210)	(5,698)
Net income attributable to the Company	2,793	11,538	3,957	11,754	30,770	2,793	30,770
Less applicable preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Allocation of earnings to participating securities	(169)	(121)	(207)	(179)	(437)	(169)	(437)
Net income available to common shareholders	$1,218	$10,011	$2,344	$10,168	$28,927	$1,218	$28,927
Basic earnings per common share:
Income from continuing operations	$.03	$.25	$.06	$.30	$.93	$.03	$.93
Net income	$.03	$.25	$.06	$.30	$.93	$.03	$.93
Diluted earnings per common share:
Income from continuing operations	$.03	$.25	$.06	$.30	$.92	$.03	$.92
Net income	$.03	$.25	$.06	$.30	$.92	$.03	$.92
Weighted average common shares:
Basic	40,030	39,958	38,063	34,249	31,269	40,030	31,269
Diluted	40,117	40,043	38,145	34,327	31,350	40,117	31,350

11	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	03/10	12/09	09/09	06/09	03/09	03/10	03/09
Funds from operations:
Net income	$3,003	$13,076	$4,364	$13,587	$36,468	$3,003	$36,468
Adjusted for -
Depreciation and amortization uniquely significant to real estate — wholly-owned	26,412	20,112	20,088	19,530	20,278	26,412	20,278
Depreciation and amortization uniquely significant to real estate — joint ventures	1,265	1,231	1,239	1,223	1,166	1,265	1,166
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	--	--	--	(31,497)	--	(31,497)
Funds from operations	30,680	34,419	25,691	34,340	26,415	30,680	26,415
Preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Allocation of earnings to participating securities	(268)	(225)	(302)	(452)	(306)	(268)	(306)
Funds from operations available to common shareholders	$29,006	$32,788	$23,983	$32,481	$24,703	$29,006	$24,703
Funds from operations per share	$.63	$.71	$.54	$.80	$.66	$.63	$.66
Funds available for distribution to common shareholders:
Funds from operations	$29,006	$32,788	$23,983	$32,481	$24,703	$29,006	$24,703
Adjusted for -
Corporate depreciation excluded above	115	127	125	122	119	115	119
Amortization of finance costs	342	341	348	357	465	342	465
Amortization of net debt (discount) premium	214	(79)	(21)	(76)	1,070	214	1,070
Gain on early extinguishment of debt	--	--	--	(10,467)	--	--	--
Impairment charge	735	--	--	5,200	--	735	--
Amortization of share based compensation	1,140	829	8,080	1,592	1,297	1,140	1,297
Straight line rent adjustment	(734)	(287)	(421)	(757)	(777)	(734)	(777)
Market rent adjustment	(165)	(226)	(223)	(121)	78	(165)	78
2nd generation tenant allowances	(1,721)	(1,652)	(807)	(2,834)	(2,371)	(1,721)	(2,371)
Capital improvements	(1,600)	(1,011)	(2,008)	(3,107)	(2,761)	(1,600)	(2,761)
Funds available for distribution	$27,332	$30,830	$29,056	$22,390	$21,823	$27,332	$21,823
Funds available for distribution per share	$.59	$.67	$.66	$.55	$.58	$.59	$.58
Dividends paid per share	$.3825	$.3825	$.3825	$.3825	$.38	$.3825	$.38
FFO payout ratio	61%	54%	71%	48%	58%	61%	58%
FAD payout ratio	65%	57%	58%	70%	66%	65%	66%
Diluted weighted average common shares	46,184	46,110	44,212	40,394	37,417	46,184	37,417

12	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Unconsolidated Joint Venture Information — All

            Summary Balance Sheets (dollars in thousands)

	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	Tanger's Share as of 03/31/10
Assets
Investment properties at cost — net	$292,105	$294,857	$294,220	$291,166	$288,951	$102,651
Cash and cash equivalents	6,937	8,070	8,151	5,880	13,195	2,991
Deferred charges — net	5,197	5,450	5,438	5,685	6,307	1,819
Other assets	5,878	5,610	5,302	4,549	4,399	2,064
Total assets	$310,117	$313,987	$313,111	$307,280	$312,852	$109,525

Liabilities & Owners' Equity
Mortgage payable	$292,468	$292,468	$292,468	$288,169	$288,169	$101,698
Construction trade payables	1,845	3,647	2,523	1,651	3,356	625
Accounts payable & other liabilities	3,568	3,826	2,841	1,825	6,998	1,341
Total liabilities	297,881	299,941	297,832	291,645	298,523	103,664
Owners' equity	12,236	14,046	15,279	15,635	14,329	5,861
Total liabilities & owners' equity	$310,117	$313,987	$313,111	$307,280	$312,852	$109,525

            Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/10	12/09	09/09	06/09	03/09	03/10	03/09
Revenues	$9,274	$9,374	$9,152	$8,431	$8,524	$9,274	$8,524
Expenses
Property operating	4,210	4,682	4,103	3,611	4,247	4,210	4,247
General & administrative	287	444	111	117	189	287	189
Depreciation & amortization	3,503	3,460	3,427	3,358	3,174	3,503	3,174
Total expenses	8,000	8,586	7,641	7,086	7,610	8,000	7,610
Operating income	1,274	788	1,511	1,345	914	1,274	914
Interest expense	1,674	1,550	1,553	3,079	3,731	1,674	3,731
Net income (loss)	$(400)	$(762)	$(42)	$(1,734)	$(2,817)	$(400)	$(2,817)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,791	$1,603	$1,845	$1,751	$1,534	$1,791	$1,534
Net income	$(68)	$(166)	$68	$(517)	$(897)	$(68)	$(897)
Depreciation (real estate related)	$1,265	$1,231	$1,239	$1,223	$1,166	$1,265	$1,166

13	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Unconsolidated Joint Venture Information — Wisconsin Dells

            Summary Balance Sheets (dollars in thousands)

	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	Tanger's Share as of 03/31/10
Assets
Investment properties at cost — net	$31,541	$32,108	$32,598	$33,165	$33,718	$15,771
Cash and cash equivalents	4,050	4,549	3,846	3,312	2,436	2,025
Deferred charges — net	515	529	390	444	493	258
Other assets	626	514	522	527	589	313
Total assets	$36,732	$37,700	$37,356	$37,448	$37,236	$18,367

Liabilities & Owners' Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	58	116	39	199	199	29
Accounts payable & other liabilities	906	876	696	787	654	454
Total liabilities	26,214	26,242	25,985	26,236	26,103	13,108
Owners' equity	10,518	11,458	11,371	11,212	11,133	5,259
Total liabilities & owners' equity	$36,732	$37,700	$37,356	$37,448	$37,236	$18,367

            Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/10	12/09	09/09	06/09	03/09	03/10	03/09
Revenues	$1,923	$1,757	$1,780	$1,785	$1,771	$1,923	$1,771
Expenses
Property operating	716	629	590	661	685	716	685
General & administrative	9	1	4	13	3	9	3
Depreciation & amortization	613	612	615	613	613	613	613
Total expenses	1,338	1,242	1,209	1,287	1,301	1,338	1,301
Operating income	585	515	571	498	470	585	470
Interest expense	225	128	112	118	134	225	134
Net income	$360	$387	$459	$380	$336	$360	$336
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$599	$563	$593	$556	$541	$599	$541
Net income	$188	$203	$238	$201	$177	$188	$177
Depreciation (real estate related)	$298	$296	$299	$296	$297	$298	$297

14	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Unconsolidated Joint Venture Information — Deer Park

            Summary Balance Sheets (dollars in thousands)

	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09	Tanger's Share as of 03/31/10
Assets
Investment properties at cost — net	$260,413	$262,601	$261,474	$257,868	$255,174	$86,804
Cash and cash equivalents	2,865	3,498	4,273	2,526	10,645	955
Deferred charges — net	4,682	4,921	5,048	5,241	5,814	1,561
Other assets	5,252	5,096	4,780	4,022	3,810	1,751
Total assets	$273,212	$276,116	$275,575	$269,657	$275,443	$91,071

Liabilities & Owners' Equity
Mortgage payable	$267,218	$267,218	$267,218	$262,919	$262,919	$89,073
Construction trade payables	1,785	3,531	2,484	1,452	3,157	595
Accounts payable & other liabilities	2,662	2,950	2,136	1,034	6,344	887
Total liabilities	271,665	273,699	271,838	265,405	272,420	90,555
Owners' equity	1,547	2,417	3,737	4,252	3,023	516
Total liabilities & owners' equity	$273,212	$276,116	$275,575	$269,657	$275,443	$91,071

            Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/10	12/09	09/09	06/09	03/09	03/10	03/09
Revenues	$7,351	$7,617	$7,372	$6,646	$6,753	$7,351	$6,753
Expenses
Property operating	3,494	4,053	3,513	2,950	3,562	3,494	3,562
General & administrative	278	443	107	104	186	278	186
Depreciation & amortization	2,884	2,868	2,807	2,727	2,539	2,884	2,539
Total expenses	6,656	7,364	6,427	5,781	6,287	6,656	6,287
Operating income	695	253	945	865	466	695	466
Interest expense	1,449	1,422	1,441	2,961	3,597	1,449	3,597
Net income (loss)	$(754)	$(1,169)	$(496)	$(2,096)	$(3,131)	$(754)	$(3,131)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,192	$1,040	$1,252	$1,196	$1,002	$1,192	$1,002
Net income (loss)	$(258)	$(370)	$(169)	$(718)	$(1,065)	$(258)	$(1,065)
Depreciation (real estate related)	$967	$936	$941	$927	$869	$967	$869

15	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

            Debt Outstanding Summary (dollars in thousands)

As of March 31, 2010
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured term loan credit facility (1)	$235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (2)	93,400	Libor + 0.60 — 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (3)	7,210	3.75%	8/18/11
Net debt discounts	(798)
Total consolidated debt	$584,812
Tanger's share of unconsolidated JV debt:
Wisconsin Dells (4)	12,625	Libor + 3.00%	12/18/12
Deer Park (5)	89,073	Libor + 1.375 — 3.50%	5/17/11
Total Tanger's share of unconsolidated JV debt	$101,698

            (1) In July and September 2008, we entered into LIBOR based interest rate swap agreements on notional amounts of $118.0 million and $117.0 million, respectively. The purpose of the swaps was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008. The swaps fixed the one month LIBOR rate at 3.605 and 3.70%, respectively. When combined with the current spread of 160 basis points on the term loan facility, which can vary based on our credit rating, these swap agreements fix our interest rate on $235.0 million of variable rate debt at 5.25% until April 1, 2011.

            (2) The Company has five lines of credit with a borrowing capacity totaling $325.0 million, of which $285.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.

            (3) On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At March 31, 2010, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $222,000. Our exchangeable notes issued during 2006 mature in 2026. They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

            (4) In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.

            (5) In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points. As of March 31, 2010, the outstanding principle balances of the senior and mezzanine loans were $252.2 million and $15.0 million, respectively, and $16.8 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011. As of March 31, 2010, the outstanding principle balance under this mortgage was $2.3 million.

16	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

              Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2010
Year		Tanger Consolidated Payments		Tanger's Share of Unconsolidated JV Payments		Total Scheduled Payments
2010	$	---	$	---	$	---
2011 (1)		335,610		89,073		424,683
2012		---		12,625		12,625
2013		---		---		--
2014		---		---		--
2015		250,000		---		250,000
2016		---		---		---
2017		---		---		---
2018		---		---		---
2019 & thereafter		---		---		---
		$585,610		$101,698		$687,308
Net Discount on Debt		(798)		---		(798)
		$584,812		$101,698		$686,510

              Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2010
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	36%	Yes
Total Secured Debt to Adjusted Total Assets	40%	0%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	280%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	4.77	Yes

              (1) Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon. The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

              (2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

17	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10

                Investor Information

                Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

                Tanger Factory Outlet Centers, Inc.
                Investor Relations
                Phone: (336) 856-6021
                Fax:   (336) 297-0931
                e-mail: tangermail@tangeroutlet.com
                Mail: Tanger Factory Outlet Centers, Inc.
                           3200 Northline Avenue
                           Suite 360
                           Greensboro, NC 27408

18	Supplemental Operating and Financial Data for the Quarter Ended 3/31/10